UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2009

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

DWS Equity 500 Index VIP

Contents

4 Performance Summary

5 Information About Your Portfolio's Expenses

6 Management Summary

7 Portfolio Summary

8 Investment Portfolio

20 Financial Statements

24 Financial Highlights

26 Notes to Financial Statements

31 Report of Independent Registered Public Accounting Firm

32 Tax Information

32 Proxy Voting

33 Investment Management Agreement Approval

36 Summary of Management Fee Evaluation by Independent Fee Consultant

39 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 778-1482 or your financial representative. We advise you to consider the Portfolio's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Portfolio. Please read the prospectus carefully before you invest.

The Portfolio may not be able to mirror the S&P 500® closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio, and the potential underperformance of stocks selected. This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivatives positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the Portfolio's risk profile.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. There is no guarantee that the Portfolio will be able to mirror the S&P 500 index closely enough to track its performance.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.33%, 0.58% and 0.72% for Class A, Class B and Class B2 shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Portfolio returns during all periods shown reflect a fee waiver/and or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2009)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,632	$8,360	$10,109	$8,872
	Average annual total return	26.32%	-5.80%	.22%	-1.19%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$9,090
	Average annual total return	26.46%	-5.63%	.42%	-.95%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,603	$8,295	$9,981	$11,604
	Average annual total return	26.03%	-6.04%	-.04%	1.96%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$12,049
	Average annual total return	26.46%	-5.63%	.42%	2.46%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class**
Class B2	Growth of $10,000	$12,579	$8,262	N/A	$9,628
	Average annual total return	25.79%	-6.17%	N/A	-.88%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	N/A	$9,936
	Average annual total return	26.46%	-5.63%	N/A	-.15%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on April 30, 2002. Index returns began on April 30, 2002.

** The Portfolio commenced offering Class B2 shares on September 16, 2005. Index returns began on September 30, 2005.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,224.10	$ 1,223.00	$ 1,222.00
Expenses Paid per $1,000*	$ 1.85	$ 3.25	$ 4.09
Hypothetical 5% Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,023.54	$ 1,022.28	$ 1,021.53
Expenses Paid per $1,000*	$ 1.68	$ 2.96	$ 3.72

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	.33%	.58%	.73%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

US equities surged during 2009, making up a large portion of the 38%-plus loss they incurred the previous year. Rising investor risk appetites and signs of improving economic growth were two of the key factors supporting equities' strong performance. While the effects of the financial crisis continued to weigh on the stock market during January and February, the aggressive stimulus efforts of the world's governments and central banks helped restore confidence by mid-March. The spring and summer brought evidence of a modest renewal in economic growth which, in combination with the US Federal Reserve's Board's (the Fed's) low interest rate policy, helped propel the market on an immense rally that lasted through the end of the fund's fiscal year. The result was a return of 26.46% for the Standard & Poor's 500® (S&P 500) Index, its best performance since 2003 and second-best calendar year return of the decade.

The Portfolio returned 26.32% during 2009 (Class A shares, unadjusted for contract charges). Since the Portfolio's investment strategy is to replicate the performance of the S&P 500 as closely as possible before the deduction of expenses, the Portfolio's return is normally close to the return of the index. (Past performance is no guarantee of future results. Please see page 4 for the performance of other share classes and more complete performance information.)

The strong performance of the S&P 500 Index was driven largely by the outperformance of three sectors: information technology, consumer discretionary and materials. The information technology sector was helped by the fact that many companies offer a wealth of positive fundamental characteristics, such as strong balance sheets, low debt levels, improving cost discipline and a high degree of exposure to international growth trends. The consumer discretionary and materials sectors both outperformed for the simple reason that they were among the hardest-hit market segments during the previous downturn. Since these two groups have a high degree of economic sensitivity, the arrival of the "green shoots" or signs of economic growth enabled them to rebound from extremely depressed levels.

The sectors that underperformed were largely those that could be classified as defensive in nature, such as telecommunications services, utilities, health care and consumer staples. While all delivered strong gains on an absolute basis, investors' rising appetite for risk generally resulted in more modest returns for these sectors relative to their economically sensitive counterparts. Financials were also among the sectors that underperformed, lagging the broader index by nearly 10 percentage points. Many financial stocks were unable to regain positive territory following their sharp sell-offs in the first two months of the year, as investors remained concerned about their balance sheets and exposure to credit risk.1

Brent Reeder
Senior Vice President
Northern Trust Investments, N.A. (NTI), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may not be able to mirror the S&P 500 closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio, and the potential underperformance of stocks selected. This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivatives positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the Portfolio's risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. There is no guarantee that the Portfolio will be able to mirror the S&P 500 index closely enough to track its performance.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower's failure to repay a loan or otherwise meet a contractual obligation.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	20%	15%
Financials	14%	13%
Health Care	13%	15%
Energy	11%	14%
Consumer Staples	11%	13%
Industrials	10%	11%
Consumer Discretionary	10%	8%
Utilities	4%	4%
Materials	4%	3%
Telecommunication Services	3%	4%
	100%	100%
Ten Largest Equity Holdings (19.0% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.2%
2. Microsoft Corp. Developer of computer software	2.3%
3. Apple, Inc. Manufacturer of personal computers and communication solutions	1.9%
4. Johnson & Johnson Provider of health care products	1.8%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.7%
7. AT&T, Inc. Provider of communications services	1.6%
8. JPMorgan Chase & Co. Provider of global financial services	1.6%
9. General Electric Co. A diversified company provider of services to the technology, media and financial industries	1.6%
10. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 8. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 9.4%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	18,994	267,815
Johnson Controls, Inc.	49,386	1,345,275
		1,613,090
Automobiles 0.4%
Ford Motor Co.* (a)	243,068	2,430,680
Harley-Davidson, Inc. (a)	16,799	423,335
		2,854,015
Distributors 0.1%
Genuine Parts Co. (a)	11,422	433,579
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"* (a)	9,744	590,291
DeVry, Inc.	4,800	272,304
H&R Block, Inc.	25,492	576,629
		1,439,224
Hotels Restaurants & Leisure 1.5%
Carnival Corp. (Units)*	32,186	1,019,974
Darden Restaurants, Inc.	10,754	377,143
International Game Technology	22,719	426,436
Marriott International, Inc. "A" (a)	18,237	496,965
McDonald's Corp.	79,587	4,969,412
Starbucks Corp.*	54,457	1,255,778
Starwood Hotels & Resorts Worldwide, Inc. (a)	14,221	520,062
Wyndham Worldwide Corp.	13,801	278,366
Wynn Resorts Ltd. (a)	5,285	307,746
Yum! Brands, Inc. (a)	34,163	1,194,680
		10,846,562
Household Durables 0.3%
Black & Decker Corp.	4,722	306,127
D.R. Horton, Inc. (a)	19,022	206,769
Fortune Brands, Inc.	11,482	496,022
Harman International Industries, Inc.	4,700	165,816
Leggett & Platt, Inc.	11,912	243,005
Lennar Corp. "A" (a)	11,324	144,608
Newell Rubbermaid, Inc.	21,317	319,968
Pulte Homes, Inc.*	21,787	217,870
Whirlpool Corp. (a)	5,681	458,230
		2,558,415
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	24,546	3,301,928
Expedia, Inc.*	16,149	415,191
Priceline.com, Inc.* (a)	3,248	709,688
		4,426,807
Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	20,015	84,463
Hasbro, Inc. (a)	9,562	306,558
Mattel, Inc.	27,456	548,571
		939,592
Media 2.8%
CBS Corp. "B"	49,063	689,335
Comcast Corp. "A"	210,310	3,545,826
DIRECTV "A"*	70,332	2,345,572
Gannett Co., Inc.	16,422	243,867
Interpublic Group of Companies, Inc.* (a)	36,528	269,577
McGraw-Hill Companies, Inc. (a)	22,868	766,307
Meredith Corp. (a)	2,824	87,120
	Shares	Value ($)

New York Times Co. "A"* (a)	9,110	112,600
News Corp. "A"	165,563	2,266,557
Omnicom Group, Inc.	22,638	886,278
Scripps Networks Interactive "A"	6,927	287,470
Time Warner Cable, Inc. (a)	25,965	1,074,691
Time Warner, Inc.	85,873	2,502,339
Viacom, Inc. "B"*	44,427	1,320,815
Walt Disney Co. (a)	142,271	4,588,240
Washington Post Co. "B"	418	183,753
		21,170,347
Multiline Retail 0.8%
Big Lots, Inc.* (a)	6,492	188,138
Family Dollar Stores, Inc.	10,715	298,198
J.C. Penney Co., Inc. (a)	16,961	451,332
Kohl's Corp.*	22,534	1,215,259
Macy's, Inc.	30,290	507,660
Nordstrom, Inc. (a)	12,548	471,554
Sears Holdings Corp.* (a)	3,397	283,480
Target Corp.	55,337	2,676,651
		6,092,272
Specialty Retail 1.9%
Abercrombie & Fitch Co. "A"	6,900	240,465
AutoNation, Inc.* (a)	7,634	146,191
AutoZone, Inc.*	2,213	349,809
Bed Bath & Beyond, Inc.* (a)	19,809	765,222
Best Buy Co., Inc.	24,862	981,055
GameStop Corp. "A"* (a)	11,815	259,221
Home Depot, Inc. (a)	125,265	3,623,916
Limited Brands, Inc. (a)	20,541	395,209
Lowe's Companies, Inc.	108,261	2,532,225
O'Reilly Automotive, Inc.*	10,600	404,072
Office Depot, Inc.*	18,292	117,983
RadioShack Corp. (a)	9,845	191,977
Ross Stores, Inc. (a)	8,927	381,272
Staples, Inc. (a)	53,005	1,303,393
The Gap, Inc.	34,544	723,697
The Sherwin-Williams Co.	7,275	448,504
Tiffany & Co.	9,534	409,962
TJX Companies, Inc.	31,394	1,147,451
		14,421,624
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	23,191	847,167
NIKE, Inc. "B" (a)	28,683	1,895,086
Polo Ralph Lauren Corp.	4,400	356,312
VF Corp.	6,766	495,542
		3,594,107
Consumer Staples 11.2%
Beverages 2.6%
Brown-Forman Corp. "B" (a)	7,851	420,578
Coca-Cola Co. (a)	171,138	9,754,866
Coca-Cola Enterprises, Inc.	24,150	511,980
Constellation Brands, Inc. "A"*	15,400	245,322
Dr. Pepper Snapple Group, Inc.	19,307	546,388
Molson Coors Brewing Co. "B"	11,684	527,649
Pepsi Bottling Group, Inc.	10,711	401,663
PepsiCo, Inc.	115,176	7,002,701
		19,411,147
Food & Staples Retailing 2.7%
Costco Wholesale Corp. (a)	32,255	1,908,528
CVS Caremark Corp.	103,857	3,345,234
Kroger Co. (a)	47,425	973,635
	Shares	Value ($)

Safeway, Inc.	29,792	634,272
SUPERVALU, Inc. (a)	16,648	211,596
Sysco Corp. (a)	44,288	1,237,407
Wal-Mart Stores, Inc.	157,543	8,420,674
Walgreen Co.	72,756	2,671,600
Whole Foods Market, Inc.*	11,000	301,950
		19,704,896
Food Products 1.6%
Archer-Daniels-Midland Co.	47,957	1,501,534
Campbell Soup Co. (a)	14,393	486,483
ConAgra Foods, Inc.	32,162	741,334
Dean Foods Co.*	13,900	250,756
General Mills, Inc. (a)	24,321	1,722,170
H.J. Heinz Co.	23,064	986,217
Hormel Foods Corp.	5,500	211,475
Kellogg Co.	19,073	1,014,684
Kraft Foods, Inc. "A"	108,719	2,954,982
McCormick & Co., Inc. (a)	10,018	361,950
Sara Lee Corp.	50,384	613,677
The Hershey Co. (a)	12,701	454,569
The J.M. Smucker Co.	9,039	558,158
Tyson Foods, Inc. "A"	22,800	279,756
		12,137,745
Household Products 2.5%
Clorox Co. (a)	10,105	616,405
Colgate-Palmolive Co.	36,933	3,034,046
Kimberly-Clark Corp.	30,802	1,962,395
Procter & Gamble Co.	215,869	13,088,138
		18,700,984
Personal Products 0.3%
Avon Products, Inc. (a)	32,022	1,008,693
Estee Lauder Companies, Inc. "A" (a)	8,957	433,161
Mead Johnson Nutrition Co. "A"	16,645	727,386
		2,169,240
Tobacco 1.5%
Altria Group, Inc.	152,525	2,994,066
Lorillard, Inc.	11,974	960,674
Philip Morris International, Inc.	140,587	6,774,887
Reynolds American, Inc.	12,770	676,427
		11,406,054
Energy 11.3%
Energy Equipment & Services 1.8%
Baker Hughes, Inc. (a)	22,643	916,589
BJ Services Co.	22,460	417,756
Cameron International Corp.* (a)	18,444	770,959
Diamond Offshore Drilling, Inc. (a)	4,994	491,509
FMC Technologies, Inc.* (a)	8,783	508,009
Halliburton Co. (a)	66,217	1,992,469
Nabors Industries Ltd.*	21,365	467,680
National-Oilwell Varco, Inc.	30,752	1,355,856
Rowan Companies, Inc.* (a)	8,882	201,088
Schlumberger Ltd. (a)	88,584	5,765,933
Smith International, Inc. (a)	17,764	482,648
		13,370,496
Oil, Gas & Consumable Fuels 9.5%
Anadarko Petroleum Corp.	36,575	2,283,012
Apache Corp.	25,006	2,579,869
Cabot Oil & Gas Corp. (a)	7,932	345,756
Chesapeake Energy Corp. (a)	47,321	1,224,667
Chevron Corp.	148,204	11,410,226
ConocoPhillips (a)	109,453	5,589,765
	Shares	Value ($)

CONSOL Energy, Inc.	13,683	681,413
Denbury Resources, Inc.* (a)	17,485	258,778
Devon Energy Corp. (a)	33,057	2,429,690
El Paso Corp.	50,404	495,471
EOG Resources, Inc. (a)	18,598	1,809,585
ExxonMobil Corp. (a)	350,915	23,928,894
Hess Corp.	21,779	1,317,630
Marathon Oil Corp.	51,794	1,617,009
Massey Energy Co. (a)	6,700	281,467
Murphy Oil Corp.	13,855	750,941
Noble Energy, Inc.	12,632	899,651
Occidental Petroleum Corp. (a)	60,209	4,898,002
Peabody Energy Corp.	19,483	880,826
Pioneer Natural Resources Co. (a)	8,839	425,775
Range Resources Corp.	11,958	596,106
Southwestern Energy Co.*	25,269	1,217,966
Spectra Energy Corp. (a)	48,538	995,514
Sunoco, Inc. (a)	9,216	240,538
Tesoro Corp. (a)	9,218	124,904
Valero Energy Corp.	40,867	684,522
Williams Companies, Inc.	42,427	894,361
XTO Energy, Inc.	42,613	1,982,783
		70,845,121
Financials 14.1%
Capital Markets 2.7%
Ameriprise Financial, Inc.	19,237	746,780
Bank of New York Mellon Corp.	88,527	2,476,100
Charles Schwab Corp.	69,676	1,311,302
E*TRADE Financial Corp.*	112,425	196,744
Federated Investors, Inc. "B" (a)	7,000	192,500
Franklin Resources, Inc. (a)	11,158	1,175,495
Invesco Ltd.	31,092	730,351
Janus Capital Group, Inc. (a)	12,271	165,045
Legg Mason, Inc. (a)	11,700	352,872
Morgan Stanley	100,068	2,962,013
Northern Trust Corp.	19,404	1,016,770
State Street Corp.	36,227	1,577,324
T. Rowe Price Group, Inc. (a)	18,764	999,183
The Goldman Sachs Group, Inc.	37,935	6,404,945
		20,307,424
Commercial Banks 2.7%
BB&T Corp.	50,316	1,276,517
Comerica, Inc. (a)	11,583	342,509
Fifth Third Bancorp.	57,306	558,734
First Horizon National Corp. (a)	15,333	205,464
Huntington Bancshares, Inc.	48,853	178,313
KeyCorp	62,436	346,520
M&T Bank Corp.	6,338	423,949
Marshall & Ilsley Corp.	38,737	211,117
PNC Financial Services Group, Inc.	34,049	1,797,447
Regions Financial Corp.	85,131	450,343
SunTrust Banks, Inc. (a)	36,312	736,771
US Bancorp. (a)	140,790	3,169,183
Wells Fargo & Co.	377,470	10,187,915
Zions Bancorp.	9,011	115,611
		20,000,393
Consumer Finance 0.8%
American Express Co. (a)	87,602	3,549,633
Capital One Financial Corp.	32,927	1,262,421
Discover Financial Services (a)	39,259	577,500
SLM Corp.* (a)	34,806	392,264
		5,781,818
	Shares	Value ($)

Diversified Financial Services 4.2%
Bank of America Corp. (a)	734,008	11,054,161
Citigroup, Inc. (a)	1,438,062	4,759,985
CME Group, Inc.	4,963	1,667,320
IntercontinentalExchange, Inc.* (a)	5,554	623,714
JPMorgan Chase & Co.	291,114	12,130,720
Leucadia National Corp.*	14,000	333,060
Moody's Corp. (a)	14,983	401,545
NYSE Euronext	19,787	500,611
The NASDAQ OMX Group, Inc.*	10,800	214,056
		31,685,172
Insurance 2.4%
Aflac, Inc.	34,363	1,589,289
Allstate Corp.	39,172	1,176,727
American International Group, Inc.* (a)	10,386	311,372
Aon Corp.	20,059	769,062
Assurant, Inc.	8,600	253,528
Chubb Corp.	25,558	1,256,942
Cincinnati Financial Corp. (a)	12,537	328,971
Genworth Financial, Inc. "A"*	34,844	395,479
Hartford Financial Services Group, Inc.	27,723	644,837
Lincoln National Corp.	22,569	561,517
Loews Corp.	27,087	984,613
Marsh & McLennan Companies, Inc.	39,668	875,869
MetLife, Inc.	60,162	2,126,727
Principal Financial Group, Inc. (a)	24,311	584,436
Progressive Corp.*	49,175	884,658
Prudential Financial, Inc.	34,593	1,721,348
The Travelers Companies, Inc.	40,679	2,028,255
Torchmark Corp.	6,510	286,115
Unum Group	25,287	493,602
XL Capital Ltd. "A"	26,089	478,211
		17,751,558
Real Estate Investment Trusts 1.2%
Apartment Investment & Management Co. "A" (REIT)	9,197	146,416
AvalonBay Communities, Inc. (REIT) (a)	5,861	481,247
Boston Properties, Inc. (REIT) (a)	10,467	702,022
Equity Residential (REIT) (a)	20,867	704,887
HCP, Inc. (REIT) (a)	22,135	676,003
Health Care REIT, Inc. (REIT) (a)	8,777	388,997
Host Hotels & Resorts, Inc. (REIT)	46,355	540,963
Kimco Realty Corp. (REIT) (a)	28,545	386,214
Plum Creek Timber Co., Inc. (REIT) (a)	12,433	469,470
ProLogis (REIT) (a)	33,947	464,734
Public Storage (REIT) (a)	10,244	834,374
Simon Property Group, Inc. (REIT) (a)	21,272	1,697,505
Ventas, Inc. (REIT)	11,917	521,249
Vornado Realty Trust (REIT) (a)	11,389	796,547
		8,810,628
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"* (a)	18,820	255,387
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	33,868	465,008
People's United Financial, Inc.	26,620	444,554
		909,562
Health Care 12.4%
Biotechnology 1.5%
Amgen, Inc.*	74,611	4,220,744
Biogen Idec, Inc.*	21,111	1,129,439
	Shares	Value ($)

Celgene Corp.*	34,305	1,910,102
Cephalon, Inc.* (a)	5,500	343,255
Genzyme Corp.*	19,695	965,252
Gilead Sciences, Inc.*	66,224	2,866,175
		11,434,967
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	44,829	2,630,566
Becton, Dickinson & Co.	17,378	1,370,429
Boston Scientific Corp.*	109,831	988,479
C.R. Bard, Inc.	7,347	572,331
CareFusion Corp.*	13,696	342,537
DENTSPLY International, Inc. (a)	11,600	407,972
Hospira, Inc.* (a)	12,291	626,841
Intuitive Surgical, Inc.* (a)	2,781	843,533
Medtronic, Inc.	81,529	3,585,645
St. Jude Medical, Inc.*	25,103	923,288
Stryker Corp.	21,199	1,067,794
Varian Medical Systems, Inc.* (a)	9,523	446,153
Zimmer Holdings, Inc.*	15,700	928,027
		14,733,595
Health Care Providers & Services 2.1%
Aetna, Inc.	31,627	1,002,576
AmerisourceBergen Corp.	21,847	569,551
Cardinal Health, Inc. (a)	26,378	850,427
CIGNA Corp.	20,611	726,950
Coventry Health Care, Inc.* (a)	11,503	279,408
DaVita, Inc.*	7,796	457,937
Express Scripts, Inc.*	20,465	1,769,199
Humana, Inc.*	12,890	565,742
Laboratory Corp. of America Holdings*	7,662	573,424
McKesson Corp.	19,600	1,225,000
Medco Health Solutions, Inc.*	35,491	2,268,230
Patterson Companies, Inc.*	7,200	201,456
Quest Diagnostics, Inc. (a)	11,701	706,507
Tenet Healthcare Corp.*	29,264	157,733
UnitedHealth Group, Inc.	85,494	2,605,857
WellPoint, Inc.*	34,128	1,989,321
		15,949,318
Health Care Technology 0.1%
IMS Health, Inc.	12,784	269,231
Life Sciences Tools & Services 0.4%
Life Technologies Corp.* (a)	13,210	689,958
Millipore Corp.*	4,316	312,263
PerkinElmer, Inc.	9,336	192,228
Thermo Fisher Scientific, Inc.* (a)	30,484	1,453,782
Waters Corp.* (a)	7,238	448,466
		3,096,697
Pharmaceuticals 6.3%
Abbott Laboratories	114,145	6,162,689
Allergan, Inc.	22,946	1,445,827
Bristol-Myers Squibb Co. (a)	121,886	3,077,622
Eli Lilly & Co. (a)	74,379	2,656,074
Forest Laboratories, Inc.*	22,768	731,080
Johnson & Johnson	203,849	13,129,914
King Pharmaceuticals, Inc.*	19,486	239,093
Merck & Co., Inc.	225,535	8,241,049
Mylan, Inc.* (a)	21,828	402,290
Pfizer, Inc.	596,063	10,842,386
Watson Pharmaceuticals, Inc.*	8,255	326,981
		47,255,005
	Shares	Value ($)

Industrials 10.1%
Aerospace & Defense 2.7%
Boeing Co.	53,994	2,922,695
General Dynamics Corp.	28,755	1,960,228
Goodrich Corp. (a)	9,427	605,685
Honeywell International, Inc.	56,415	2,211,468
ITT Corp. (a)	13,233	658,209
L-3 Communications Holdings, Inc. (a)	8,764	762,030
Lockheed Martin Corp.	23,842	1,796,495
Northrop Grumman Corp. (a)	23,323	1,302,590
Precision Castparts Corp.	10,371	1,144,440
Raytheon Co. (a)	28,566	1,471,720
Rockwell Collins, Inc.	11,370	629,443
United Technologies Corp. (a)	69,536	4,826,494
		20,291,497
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc. (a)	12,637	742,171
Expeditors International of Washington, Inc. (a)	16,100	559,153
FedEx Corp.	23,236	1,939,044
United Parcel Service, Inc. "B" (a)	73,669	4,226,391
		7,466,759
Airlines 0.1%
Southwest Airlines Co.	53,573	612,339
Building Products 0.1%
Masco Corp. (a)	27,591	381,032
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	8,386	306,005
Cintas Corp. (a)	10,101	263,131
Iron Mountain, Inc.* (a)	13,899	316,341
Pitney Bowes, Inc. (a)	15,837	360,450
R.R. Donnelley & Sons Co.	15,810	352,089
Republic Services, Inc.	24,397	690,679
Stericycle, Inc.* (a)	6,474	357,171
Waste Management, Inc. (a)	36,393	1,230,447
		3,876,313
Construction & Engineering 0.2%
Fluor Corp.	13,563	610,878
Jacobs Engineering Group, Inc.* (a)	9,509	357,633
Quanta Services, Inc.*	15,300	318,852
		1,287,363
Electrical Equipment 0.5%
Emerson Electric Co.	55,976	2,384,577
First Solar, Inc.* (a)	3,694	500,168
Rockwell Automation, Inc. (a)	10,832	508,887
Roper Industries, Inc.	6,721	351,979
		3,745,611
Industrial Conglomerates 2.2%
3M Co.	52,221	4,317,110
General Electric Co.	786,602	11,901,288
Textron, Inc. (a)	20,716	389,668
		16,608,066
Machinery 1.6%
Caterpillar, Inc. (a)	45,809	2,610,655
Cummins, Inc.	14,613	670,152
Danaher Corp.	19,441	1,461,963
Deere & Co.	31,109	1,682,686
Dover Corp.	14,117	587,408
Eaton Corp. (a)	12,040	765,985
Flowserve Corp.	4,279	404,494
Illinois Tool Works, Inc.	28,233	1,354,902
PACCAR, Inc. (a)	27,297	990,062
	Shares	Value ($)

Pall Corp.	9,068	328,262
Parker Hannifin Corp. (a)	11,623	626,247
Snap-on, Inc.	4,493	189,874
The Stanley Works (a)	6,156	317,095
		11,989,785
Professional Services 0.1%
Dun & Bradstreet Corp.	3,667	309,385
Equifax, Inc.	9,759	301,456
Monster Worldwide, Inc.* (a)	9,785	170,259
Robert Half International, Inc. (a)	11,710	313,008
		1,094,108
Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	19,240	1,897,449
CSX Corp.	29,167	1,414,308
Norfolk Southern Corp.	27,267	1,429,336
Ryder System, Inc.	4,352	179,172
Union Pacific Corp.	37,539	2,398,742
		7,319,007
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	10,100	420,564
W.W. Grainger, Inc. (a)	4,820	466,721
		887,285
Information Technology 19.4%
Communications Equipment 2.5%
Cisco Systems, Inc.*	424,862	10,171,196
Harris Corp.	10,060	478,353
JDS Uniphase Corp.*	16,753	138,212
Juniper Networks, Inc.* (a)	38,309	1,021,701
Motorola, Inc.*	168,984	1,311,316
QUALCOMM, Inc.	123,216	5,699,972
Tellabs, Inc.*	25,927	147,266
		18,968,016
Computers & Peripherals 5.8%
Apple, Inc.*	66,543	14,031,257
Dell, Inc.*	126,289	1,813,510
EMC Corp.*	150,010	2,620,675
Hewlett-Packard Co.	175,090	9,018,886
International Business Machines Corp.	97,046	12,703,321
Lexmark International, Inc. "A"* (a)	6,068	157,647
NetApp, Inc.*	24,643	847,473
QLogic Corp.*	9,318	175,831
SanDisk Corp.* (a)	16,291	472,276
Sun Microsystems, Inc.*	54,153	507,413
Teradata Corp.*	13,113	412,141
Western Digital Corp.* (a)	17,019	751,389
		43,511,819
Electronic Equipment, Instruments & Components 0.6%
Agilent Technologies, Inc.*	26,007	808,037
Amphenol Corp. "A" (a)	12,348	570,231
Corning, Inc.	114,315	2,207,423
FLIR Systems, Inc.* (a)	10,900	356,648
Jabil Circuit, Inc.	13,089	227,356
Molex, Inc.	10,573	227,848
		4,397,543
Internet Software & Services 2.0%
Akamai Technologies, Inc.* (a)	13,219	334,837
eBay, Inc.*	82,562	1,943,510
Google, Inc. "A"*	17,857	11,070,983
VeriSign, Inc.* (a)	14,780	358,267
Yahoo!, Inc.*	87,159	1,462,528
		15,170,125
	Shares	Value ($)

IT Services 1.6%
Affiliated Computer Services, Inc. "A"*	7,468	445,765
Automatic Data Processing, Inc.	36,984	1,583,655
Cognizant Technology Solutions Corp. "A"*	21,478	972,953
Computer Sciences Corp.* (a)	11,529	663,263
Fidelity National Information Services, Inc.	24,321	570,084
Fiserv, Inc.*	11,075	536,916
MasterCard, Inc. "A" (a)	7,159	1,832,561
Paychex, Inc. (a)	23,325	714,678
SAIC, Inc.*	21,896	414,710
Total System Services, Inc.	15,461	267,012
Visa, Inc. "A"	33,469	2,927,199
Western Union Co.	50,792	957,429
		11,886,225
Office Electronics 0.1%
Xerox Corp. (a)	62,556	529,224
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.* (a)	40,049	387,674
Altera Corp. (a)	21,202	479,801
Analog Devices, Inc. (a)	22,052	696,402
Applied Materials, Inc.	97,621	1,360,837
Broadcom Corp. "A"*	31,487	990,266
Intel Corp.	407,676	8,316,590
KLA-Tencor Corp. (a)	13,034	471,310
Linear Technology Corp. (a)	16,004	488,762
LSI Corp.* (a)	45,703	274,675
MEMC Electronic Materials, Inc.*	16,915	230,382
Microchip Technology, Inc. (a)	14,081	409,194
Micron Technology, Inc.* (a)	61,199	646,262
National Semiconductor Corp.	16,528	253,870
Novellus Systems, Inc.*	7,714	180,045
NVIDIA Corp.* (a)	40,179	750,544
Teradyne, Inc.*	13,404	143,825
Texas Instruments, Inc.	92,097	2,400,048
Xilinx, Inc.	19,888	498,393
		18,978,880
Software 4.3%
Adobe Systems, Inc.*	38,286	1,408,159
Autodesk, Inc.* (a)	17,553	446,022
BMC Software, Inc.*	13,938	558,914
CA, Inc.	29,962	672,946
Citrix Systems, Inc.* (a)	13,165	547,796
Compuware Corp.*	19,446	140,595
Electronic Arts, Inc.* (a)	23,203	411,853
Intuit, Inc.* (a)	22,905	703,413
McAfee, Inc.*	12,100	490,897
Microsoft Corp.	570,876	17,406,009
Novell, Inc.*	27,236	113,029
Oracle Corp.	288,588	7,081,949
Red Hat, Inc.*	14,388	444,589
Salesforce.com, Inc.* (a)	8,300	612,291
Symantec Corp.*	59,128	1,057,800
		32,096,262
Materials 3.5%
Chemicals 1.9%
Air Products & Chemicals, Inc.	15,584	1,263,239
Airgas, Inc.	6,406	304,926
CF Industries Holdings, Inc.	3,723	337,974
Dow Chemical Co.	84,059	2,322,550
E.I. du Pont de Nemours & Co.	66,397	2,235,587
Eastman Chemical Co.	5,614	338,187
	Shares	Value ($)

Ecolab, Inc. (a)	17,248	768,916
FMC Corp.	5,605	312,535
International Flavors & Fragrances, Inc.	6,243	256,837
Monsanto Co.	40,136	3,281,118
PPG Industries, Inc.	12,577	736,258
Praxair, Inc.	22,637	1,817,977
Sigma-Aldrich Corp.	9,274	468,615
		14,444,719
Construction Materials 0.1%
Vulcan Materials Co. (a)	9,022	475,189
Containers & Packaging 0.2%
Ball Corp.	7,200	372,240
Bemis Co., Inc.	7,872	233,405
Owens-Illinois, Inc.*	12,910	424,352
Pactiv Corp.*	10,319	249,101
Sealed Air Corp.	12,396	270,976
		1,550,074
Metals & Mining 1.1%
AK Steel Holding Corp.	7,385	157,670
Alcoa, Inc.	70,896	1,142,843
Allegheny Technologies, Inc. (a)	7,717	345,490
Cliffs Natural Resources, Inc.	9,366	431,679
Freeport-McMoRan Copper & Gold, Inc.*	31,612	2,538,127
Newmont Mining Corp.	35,967	1,701,599
Nucor Corp. (a)	22,949	1,070,571
Titanium Metals Corp.* (a)	6,700	83,884
United States Steel Corp. (a)	10,309	568,232
		8,040,095
Paper & Forest Products 0.2%
International Paper Co.	31,531	844,400
MeadWestvaco Corp. (a)	13,167	376,971
Weyerhaeuser Co. (a)	15,958	688,428
		1,909,799
Telecommunication Services 3.1%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	435,932	12,219,174
CenturyTel, Inc.	22,255	805,853
Frontier Communications Corp. (a)	24,590	192,048
Qwest Communications International, Inc. (a)	106,400	447,944
Verizon Communications, Inc.	209,660	6,946,036
Windstream Corp.	33,559	368,813
		20,979,868
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	29,974	1,295,177
MetroPCS Communications, Inc.* (a)	17,388	132,670
Sprint Nextel Corp.* (a)	215,880	790,121
		2,217,968
Utilities 3.7%
Electric Utilities 2.0%
Allegheny Energy, Inc.	13,310	312,519
American Electric Power Co., Inc. (a)	35,196	1,224,469
Duke Energy Corp. (a)	95,662	1,646,343
Edison International	23,749	825,990
Entergy Corp.	14,143	1,157,463
Exelon Corp.	49,056	2,397,367
FirstEnergy Corp.	22,316	1,036,578
FPL Group, Inc.	30,811	1,627,437
Northeast Utilities	12,300	317,217
Pepco Holdings, Inc.	16,900	284,765
Pinnacle West Capital Corp.	7,608	278,301
	Shares	Value ($)

PPL Corp.	28,327	915,245
Progress Energy, Inc. (a)	21,027	862,317
Southern Co.	58,966	1,964,747
		14,850,758
Gas Utilities 0.1%
EQT Corp.	10,017	439,947
Nicor, Inc.	3,584	150,886
Questar Corp.	13,250	550,803
		1,141,636
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	48,334	643,326
Constellation Energy Group, Inc.	14,435	507,679
		1,151,005
Multi-Utilities 1.4%
Ameren Corp. (a)	16,997	475,066
CenterPoint Energy, Inc.	27,872	404,423
CMS Energy Corp. (a)	16,028	250,998
Consolidated Edison, Inc. (a)	21,074	957,392
Dominion Resources, Inc.	44,426	1,729,060
DTE Energy Co. (a)	12,529	546,139
Integrys Energy Group, Inc.	6,000	251,940
NiSource, Inc.	21,150	325,287
PG&E Corp. (a)	27,751	1,239,082
Public Service Enterprise Group, Inc.	37,344	1,241,688
SCANA Corp. (a)	7,809	294,243
Sempra Energy	18,483	1,034,678
TECO Energy, Inc. (a)	16,700	270,874
	Shares	Value ($)

Wisconsin Energy Corp.	8,948	445,879
Xcel Energy, Inc. (a)	34,057	722,690
		10,189,439
Total Common Stocks (Cost $736,500,095)		734,423,881
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
US Treasury Obligation
US Treasury Bill, 0.122%**, 5/6/2010 (b) (Cost $1,439,390)	1,440,000	1,439,453
	Shares	Value ($)

Securities Lending Collateral 17.5%
Daily Assets Fund Institutional, 0.17% (c) (d) (Cost $130,988,927)	130,988,927	130,988,927

Cash Equivalents 1.6%
Central Cash Management Fund, 0.14% (c) (Cost $12,222,087)	12,222,087	12,222,087
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $881,150,499)+	117.5	879,074,348
Other Assets and Liabilities, Net	(17.5)	(130,979,570)
Net Assets	100.0	748,094,778

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $905,893,375. At December 31, 2009, net unrealized depreciation for all securities based on tax cost was $26,819,027. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $132,659,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $159,478,603.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $126,536,269, which is 16.9% of net assets.

(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	3/18/2010	51	14,161,425	186,040
Currency Abbreviations
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (e)	$ 734,423,881	$ —	$ —	$ 734,423,881
Short-Term Investments (e)	143,211,014	1,439,453	—	144,650,467
Derivatives (f)	186,040	—	—	186,040
Total	$ 877,820,935	$ 1,439,453	$ —	$ 879,260,388

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $737,939,485) — including $126,536,269 of securities loaned	$ 735,863,334
Investment in Daily Assets Fund Institutional (cost $130,988,927)*	130,988,927
Investment in Central Cash Management Fund (cost $12,222,087)	12,222,087
Total investments, at value (cost $881,150,499)	879,074,348
Cash	14,274
Dividends receivable	1,001,610
Interest receivable	15,376
Receivable for Portfolio shares sold	60,079
Other assets	29,438
Total assets	880,195,125
Liabilities
Due to affiliates	310,925
Payable upon return of securities loaned	130,988,927
Payable for investments purchased	154,034
Payable for Portfolio shares redeemed	211,082
Payable for daily variation margin on open futures contracts	148,063
Accrued management fee	128,433
Accrued expenses and payables	158,883
Total liabilities	132,100,347
Net assets, at value	$ 748,094,778
Net Assets Consist of
Undistributed net investment income	13,582,034
Net unrealized appreciation (depreciation) on: Investments	(2,076,151)
Futures	186,040
Accumulated net realized gain (loss)	(52,091,416)
Paid-in capital	788,494,271
Net assets, at value	$ 748,094,778
Class A Net Asset Value, offering and redemption price per share ($677,998,316 ÷ 58,025,792 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.68
Class B Net Asset Value, offering and redemption price per share ($49,578,425 ÷ 4,245,476 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.68
Class B2 Net Asset Value, offering and redemption price per share ($20,518,037 ÷ 1,758,162 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.67

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends	$ 15,442,729
Interest	2,782
Income distributions — affiliated cash management vehicles	24,784
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	550,446
Total Income	16,020,741
Expenses: Management fee	1,326,577
Administration fee	663,289
Custodian fee	32,061
Distribution service fees (Class B and Class B2)	152,485
Recordkeeping fee (Class B2)	27,645
Services to shareholders	15,726
Professional fees	73,250
Trustees' fees and expenses	20,064
Reports to shareholders	61,471
Other	54,913
Total expenses before expense reductions	2,427,481
Expense reductions	(134,548)
Total expenses after expense reductions	2,292,933
Net investment income (loss)	13,727,808
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,354,598)
Futures	2,037,914
(8,316,684)
Change in net unrealized appreciation (depreciation) on: Investments	156,736,990
Futures	129,282
156,866,272
Net gain (loss)	148,549,588
Net increase (decrease) in net assets resulting from operations	$ 162,277,396

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 13,727,808	$ 18,770,180
Net realized gain (loss)	(8,316,684)	(6,289,222)
Change in net unrealized appreciation (depreciation)	156,866,272	(415,936,682)
Net increase (decrease) in net assets resulting from operations	162,277,396	(403,455,724)
Distributions to shareholders from:
Net investment income: Class A	(17,327,332)	(20,754,466)
Class B	(1,082,916)	(1,112,015)
Class B2	(464,083)	(765,628)
Total distributions	(18,874,331)	(22,632,109)
Portfolio share transactions: Class A Proceeds from shares sold	51,508,341	61,208,851
Reinvestment of distributions	17,327,332	20,754,466
Cost of shares redeemed	(105,596,818)	(154,585,231)
Net increase (decrease) in net assets from Class A share transactions	(36,761,145)	(72,621,914)
Class B Proceeds from shares sold	5,682,280	8,002,088
Reinvestment of distributions	1,082,916	1,112,015
Cost of shares redeemed	(6,955,518)	(9,476,800)
Net increase (decrease) in net assets from Class B share transactions	(190,322)	(362,697)
Class B2 Proceeds from shares sold	312,854	2,162,449
Reinvestment of distributions	464,083	765,628
Cost of shares redeemed	(3,073,750)	(18,892,660)
Net increase (decrease) in net assets from Class B2 share transactions	(2,296,813)	(15,964,583)
Increase (decrease) in net assets	104,154,785	(515,037,027)
Net assets at beginning of period	643,939,993	1,158,977,020
Net assets at end of period (including undistributed net investment income of $13,582,034 and $18,642,625, respectively)	$ 748,094,778	$ 643,939,993

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (continued)
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Class A Shares outstanding at beginning of period	61,222,579	67,350,398
Shares sold	5,559,660	4,745,972
Shares issued to shareholders in reinvestment of distributions	1,969,015	1,446,304
Shares redeemed	(10,725,462)	(12,320,095)
Net increase (decrease) in Class A shares	(3,196,787)	(6,127,819)
Shares outstanding at end of period	58,025,792	61,222,579
Class B Shares outstanding at beginning of period	4,244,481	4,176,782
Shares sold	581,990	720,240
Shares issued to shareholders in reinvestment of distributions	122,919	77,384
Shares redeemed	(703,914)	(729,925)
Net increase (decrease) in Class B shares	995	67,699
Shares outstanding at end of period	4,245,476	4,244,481
Class B2 Shares outstanding at beginning of period	1,992,383	3,113,678
Shares sold	32,417	180,545
Shares issued to shareholders in reinvestment of distributions	52,617	53,280
Shares redeemed	(319,255)	(1,355,120)
Net increase (decrease) in Class B2 shares	(234,221)	(1,121,295)
Shares outstanding at end of period	1,758,162	1,992,383

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 15.53	$ 14.97	$ 13.11	$ 12.73
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.27	.27	.24	.21
Net realized and unrealized gain (loss)	2.20	(5.93)	.52	1.78	.37
Total from investment operations	2.41	(5.66)	.79	2.02	.58
Less distributions from: Net investment income	(.28)	(.32)	(.23)	(.16)	(.20)
Net asset value, end of period	$ 11.68	$ 9.55	$ 15.53	$ 14.97	$ 13.11
Total Return (%)	26.32[b]	(37.15)[b]	5.30[b]	15.52[b]	4.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	678	584	1,046	1,412	1,102
Ratio of expenses before expense reductions and/or recoupments (%)	.34	.33	.33	.28	.27
Ratio of expenses after expense reductions and/or recoupments (%)	.32	.28	.30	.27	.27
Ratio of net investment income (loss) (%)	2.10	2.07	1.71	1.73	1.62
Portfolio turnover rate (%)	8	6	7[c]	9	15

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 15.52	$ 14.96	$ 13.10	$ 12.72
Income (loss) from investment operations: Net investment income (loss)[a]	.18	.24	.23	.21	.17
Net realized and unrealized gain (loss)	2.22	(5.94)	.52	1.78	.38
Total from investment operations	2.40	(5.70)	.75	1.99	.55
Less distributions from: Net investment income	(.26)	(.28)	(.19)	(.13)	(.17)
Net asset value, end of period	$ 11.68	$ 9.54	$ 15.52	$ 14.96	$ 13.10
Total Return (%)	26.03[b]	(37.34)[b]	5.03[b]	15.24[b]	4.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	40	65	84	68
Ratio of expenses before expense reductions and/or recoupments (%)	.59	.58	.58	.53	.52
Ratio of expenses after expense reductions and/or recoupments (%)	.57	.53	.55	.52	.52
Ratio of net investment income (loss) (%)	1.85	1.82	1.46	1.48	1.37
Portfolio turnover rate (%)	8	6	7[c]	9	15

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B2 Years Ended December 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 15.51	$ 14.96	$ 13.09	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.22	.21	.19	.05
Net realized and unrealized gain (loss)	2.21	(5.93)	.52	1.79	.10
Total from investment operations	2.38	(5.71)	.73	1.98	.15
Less distributions from: Net investment income	(.25)	(.26)	(.18)	(.11)	—
Net asset value, end of period	$ 11.67	$ 9.54	$ 15.51	$ 14.96	$ 13.09
Total Return (%)[c]	25.79	(37.36)	4.85	15.20	1.16**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	48	57	59
Ratio of expenses before expense reductions (%)	.74	.72	.72	.67	.66*
Ratio of expenses after expense reductions (%)	.70	.63	.65	.63	.63*
Ratio of net investment income (loss) (%)	1.72	1.72	1.36	1.37	1.34*
Portfolio turnover rate (%)	8	6	7[d]	9	15

[a] For the period September 16, 2005 (commencement of operations) to December 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of two portfolios. DWS Equity 500 Index VIP (the "Portfolio") is a diversified series of the Trust offered to investors. The Portfolio is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers three classes of shares to investors: Class A shares, Class B shares and Class B2 shares. Class B and Class B2 shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of Class B and Class B2 shares average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's investment portfolio.

Securities Lending. The Portfolio may lend securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Portfolio's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Portfolio's derivatives are not accounted for as hedging instruments. As such, even though the Portfolio may use derivatives in an attempt to achieve an economic hedge, the Portfolio's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio invests in futures to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. Upon a futures contract close out or expiration, realized gain or loss is recognized.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open future contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio. For the period ended December 31, 2009, the Portfolio invested in futures contracts with a total notional value ranging from approximately $2,250,000 to $14,161,000.

The following tables summarize the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ 186,040

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the period ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 2,037,914

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 129,282

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At December 31, 2009, DWS Equity 500 Index VIP had a net tax basis capital loss carryforward of approximately $27,264,000, including $16,606,000 inherited from its merger with an affiliated fund in fiscal year 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($16,606,000) and December 31, 2017 ($10,658,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2009, the Portfolio's components of distributable earnings (accumulated gains) on a tax basis were as follows:

Undistributed ordinary income	$ 13,582,039
Capital loss carryforwards	$ (27,264,000)
Unrealized appreciation (depreciation) on investments	$ (26,819,027)

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income	$ 18,874,331	$ 22,632,109

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $51,595,638 and $104,637,052, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Portfolio or delegates such responsibility to the Portfolio's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Portfolio pays an annual management fee based on the Portfolio's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Portfolio's average daily net assets	.200%
Next $1 billion of such net assets	.175%
Over $2 billion of such net assets	.150%

Northern Trust Investments, N.A. ("NTI") acts as investment sub-advisor for the Portfolio. As the Portfolio's investment sub-advisor, NTI makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. NTI is paid by the Advisor for its services.

For the period from January 1, 2009 through April 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Portfolio to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.28%
Class B	.53%
Class B2	.63%

For the period from May 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Portfolio to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.37%
Class B	.62%
Class B2	.77%

Accordingly, for the year ended December 31, 2009, the Advisor waived a portion of its management fee aggregating $130,936 and the amount charged aggregated $1,195,641, which was equivalent to an annual effective rate of 0.18% of the Portfolio's average daily net assets.

In addition, the Advisor reimbursed the Portfolio $2,843 of recordkeeping fees for Class B2 shares for the year ended December 31, 2009.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $663,289, of which $63,522 is unpaid.

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, is the Portfolio's distributor. In accordance with the Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B and B2 shares. For the year ended December 31, 2009, the Distribution Service Fees were as follows:

Distribution Service Fees	Total Aggregated	Unpaid at December 31, 2009
Class B	$ 106,411	$ 10,525
Class B2	46,074	4,372
	$ 152,485	$ 14,897

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolio. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Portfolio. For the year ended December 31, 2009, the amounts charged to the Portfolio by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 721	$ 721	$ —
Class B	122	—	20
Class B2	48	48	—
	$ 891	$ 769	$ 20

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended December 31, 2009, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,885, of which $5,146 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Portfolio currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Portfolio invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Ownership of the Portfolio

At December 31, 2009, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 11%, respectively. At December 31, 2009, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 85%. At December 31, 2009, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B2 shares of the Portfolio, owning 100%.

F. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 12, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Portfolio's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds and the Shareholders of DWS Equity 500 Index VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Portfolio") at December 31, 2009, and the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Portfolio's fiscal year ended December 31, 2009 qualified as a dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 778-1482.

Proxy Voting

The Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at (800) 778-1482.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, N.A. ("NTI") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 Plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of the subadvisor with respect to the Fund. The Board noted that DWS pays the subadvisor's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present

Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

Notes

Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-equ500-2 (R-15804-1 2/10)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS Equity 500 Index VIP has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$39,583	$0	$0	$0
2008	$37,050	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 19, 2010